Supplement dated September 3, 2015
to the Statement of Additional Information (the "SAI"), dated September 1, 2015, for the following fund:
Fund
Columbia Funds Series Trust
Columbia Mid Cap Value Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending February 28/29
Mid Cap Value Fund	David Hoffman	3 RICs 1 PIV 7 other accounts	$1.70 billion $310.91 million $61.57 million	None	$100,001- $500,000(a)	(2)	(11)
	Jonas Patrikson	1 RIC 1 PIV 8 other accounts	$501.89 million $310.91 million $13.70 million	None	$50,001- $100,000(b)
	Diane Sobin	2 RICs 8 PIVs 13 other accounts	$527.88 million $6.40 billion $5.00 billion	2 PIVs ($178 M) 2 other accounts ($494.5 M)	None (c)	(8)	(12)
	Nicolas Janvier(j)	None	None	None	None (c)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_016_(09/15)